Exhibit 99.2

Monthly Operating Report

ACCRUAL BASIS

2007

CASE  NAME: Kitty Hawk Ground, Inc.

CASE  NUMBER: 07-44537

JUDGE: Russell F. Nelms

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DIVISION 6

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 31, 2007

IN ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE  UNDER  PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY  OPERATING  REPORT  (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT  AND  COMPLETE.  DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY):  IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE  PARTY:

/s/ James R. Kupferschmid	Senior VP and Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

James R. Kupferschmid	January 24, 2008
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ Jessica L. Wilson	VP and Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jessica L. Wilson	January 24, 2008
PRINTED NAME OF PREPARER	DATE

Monthly Operating Report

ACCRUAL BASIS-1
2007

CASE NAME: Kitty Hawk Ground Inc.

CASE NUMBER: 07-44537

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ASSETS
1.	UNRESTRICTED CASH	$106,914	$294,348	$178,251	$68,770
2.	RESTRICTED CASH		$0	$0	$0
3.	TOTAL CASH	$106,914	$294,348	$178,251	$68,770
4.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$7,094,959	$4,268,132	$2,427,370
5.	INVENTORY		$0	$0	$0
6.	NOTES RECEIVABLE		$0	$0	$0
7.	PREPAID EXPENSES		$974,118	$827,271	$864,500
8.	OTHER (ATTACH LIST)	$767,230	$312,210	$288,467	$267,378
9.	TOTAL CURRENT ASSETS	$8,637,296	$8,675,635	$5,562,121	$3,628,018
10.	PROPERTY, PLANT & EQUIPMENT	$1,146,152	$2,567,960	$2,567,960	$2,531,210
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION	$0	$876,815	$919,209	$936,181
12.	NET PROPERTY, PLANT & EQUIPMENT	$1,146,152	$1,691,145	$1,648,751	$1,595,029
13.	DUE FROM INSIDERS	$0	$0	$0	$0
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)	$0	$2,407,948	$0	$0
15.	OTHER (ATTACH LIST)	$603,884	$0	$0	$0
16.	TOTAL ASSETS	$10,387,332	$12,774,728	$7,210,872	$5,223,047
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$1,077,712	$1,523,311	$1,577,331
18.	TAXES PAYABLE		$13,564	$26,935	$27,895
19.	NOTES PAYABLE		$0	$0	$0
20.	PROFESSIONAL FEES		$0	$0	$0
21.	SECURED DEBT		$0	$0	$0
22.	OTHER (ATTACH LIST)		$21,014,404	$18,311,145	$17,322,289
23.	TOTAL POSTPETITION LIABILITIES		$22,105,680	$19,861,391	$18,927,515
PREPETITION LIABILITIES
24.	SECURED DEBT	$17,206,526	$1,068,310	$1,063,770	$1,064,069
25.	PRIORITY DEBT	$277,316	$0	$0	$0
26.	UNSECURED DEBT	$7,503,343	$7,928,109	$7,934,673	$7,868,369
27.	OTHER (ATTACH LIST)		$0	$0	$0
28.	TOTAL PREPETITION LIABILITIES	$24,987,185	$8,996,419	$8,998,443	$8,932,438
29.	TOTAL LIABILITIES	$24,987,185	$31,102,099	$28,859,834	$27,859,953
EQUITY
30.	PREPETITION OWNERS’ EQUITY	0	$(17,803,179)	$(17,803,179)	$(17,803,179)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(524,192)	$(3,845,783)	$(4,833,727)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$0	$0	$0
33.	TOTAL EQUITY	$0	$(18,327,371)	$(21,648,962)	$(22,636,906)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$24,987,185	$12,774,728	$7,210,872	$5,223,047

Monthly Operating Report

ACCRUAL BASIS-2
2007

CASE NAME: Kitty Hawk Ground Inc.

CASE  NUMBER: 07-44537

INCOME STATEMENT

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
REVENUES
1.	GROSS REVENUES	$2,107,185	$(21,780)	$(79,171)	$2,006,234
2.	LESS: RETURNS & DISCOUNTS	$0	$0	$0	$0
3.	NET REVENUE	$2,107,185	$(21,780)	$(79,171)	$2,006,234
COST OF GOODS SOLD
4.	MATERIAL	$0	$0	$0	$0
5.	DIRECT LABOR	$0	$0	$0	$0
6.	DIRECT OVERHEAD	$0	$0	$0	$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$2,107,185	$(21,780)	$(79,171)	$2,006,234
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$38,446	$20,521	$7,201	$66,168
10.	SELLING & MARKETING	$0	$0	$0	$0
11.	GENERAL & ADMINISTRATIVE	$332,049	$471,610	$782,852	$1,586,511
12.	RENT & LEASE	$139,342	$171,876	$20,964	$332,182
13.	OTHER (ATTACH LIST)	$2,069,041	$203,610	$32,758	$2,305,409
14.	TOTAL OPERATING EXPENSES	$2,578,878	$867,617	$843,775	$4,290,270
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(471,693)	$(889,397)	$(922,946)	$(2,284,036)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$627	$20,356	$374	$21,357
17.	NON-OPERATING EXPENSE (ATT. LIST)	$0	$0	$23,757	$23,757
18.	INTEREST EXPENSE	$2,457	$2,208	$0	$4,665
19.	DEPRECIATION / DEPLETION	$23,249	$42,395	$31,615	$97,259
20.	AMORTIZATION	$27,419	$2,407,948	$0	$2,435,367
21.	OTHER (ATTACH LIST)	$0	$0	$0	$0
22.	NET OTHER INCOME & EXPENSES	$52,498	$2,432,195	$54,998	$2,539,691
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$0	$0	$0	$0
24.	U.S. TRUSTEE FEES	$0	$0	$10,000	$10,000
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL REORGANIZATION EXPENSES	$0	$0	$10,000	$10,000
27.	INCOME TAX	$0	$0	$0	$0
28.	NET PROFIT (LOSS)	$(524,191)	$(3,321,592)	$(987,944)	$(4,833,727)

Monthly Operating Report

ACCRUAL BASIS-3
2007

CASE NAME: Kitty Hawk Ground Inc.

CASE  NUMBER:   07-44537

		MONTH	MONTH	MONTH	QUARTER
		October 2007	November 2007	December 2007	TOTAL
CASH RECEIPTS AND DISBURSEMENTS
1.	CASH — BEGINNING OF MONTH	$106,914	$294,349	$178,251	$106,914
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$0	$0	$0	$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$2,600,470	$2,768,856	$1,769,099	$7,138,424
4.	POSTPETITION	$0	$0	$0	$0
5.	TOTAL OPERATING RECEIPTS	$2,600,470	$2,768,856	$1,769,099	$7,138,424
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$0	$0	$0	$0
7.	SALE OF ASSETS	$0	$0	$0	$0
8.	OTHER (ATTACH LIST)	$(3,127)	$0	$(927,796)	$(930,923)
9.	TOTAL NON-OPERATING RECEIPTS	$(3,127)	$0	$(927,796)	$(930,923)
10.	TOTAL RECEIPTS	$2,597,343	$2,768,856	$841,303	$6,207,501
11.	TOTAL CASH AVAILABLE	$2,704,257	$3,063,205	$1,019,554	$6,314,415
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$0	$0	$0	$0
13.	PAYROLL TAXES PAID	$0	$0	$0	$0
14.	SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0
15.	SECURED / RENTAL / LEASES	$2,409,908	$2,884,954	$950,784	$6,245,646
16.	UTILITIES	$0	$0	$0	$0
17.	INSURANCE	$0	$0	$0	$0
18.	INVENTORY PURCHASES	$0	$0	$0	$0
19.	VEHICLE EXPENSES	$0	$0	$0	$0
20.	TRAVEL	$0	$0	$0	$0
21.	ENTERTAINMENT	$0	$0	$0	$0
22.	REPAIRS & MAINTENANCE	$0	$0	$0	$0
23.	SUPPLIES	$0	$0	$0	$0
24.	ADVERTISING	$0	$0	$0	$0
25.	OTHER (ATTACH LIST)	$0	$0	$0	$0
26.	TOTAL OPERATING DISBURSEMENTS	$2,409,908	$2,884,954	$950,784	$6,245,646
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$0	$0	$0	$0
28.	U.S. TRUSTEE FEES	$0	$0	$0	$0
29.	OTHER (ATTACH LIST)	$0	$0	$0	$0
30.	TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.	TOTAL DISBURSEMENTS	$2,409,908	$2,884,954	$950,784	$6,245,646
32.	NET CASH FLOW	$187,435	$(116,098)	$(109,481)	$(38,144)
33.	CASH — END OF MONTH	$294,349	$178,251	$68,770	$68,770

Monthly Operating Report

ACCRUAL BASIS-4
2007

CASE NAME:  Kitty Hawk Ground Inc.

CASE  NUMBER:   07-44537

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	October 2007	November 2007	December 2007
ACCOUNTS RECEIVABLE AGING
1.	0-30		$3,382,257	$14,425	$10,733
2.	31-60		$2,723,624	$2,320,252	$8,620
3.	61-90		$69,181	$1,180,279	$1,176,140
4.	91+		$656,170	$1,029,866	$1,473,182
5.	TOTAL ACCOUNTS RECEIVABLE	$7,763,152	$6,831,232	$4,544,822	$2,668,675
6.	AMOUNT CONSIDERED UNCOLLECTIBLE	$0	$108,193	$108,193	$108,193
7.	ACCOUNTS RECEIVABLE (NET)	$7,763,152	$6,723,039	$4,436,629	$2,560,482

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH: December 2007

		0-30	31-60	61-90	91+
		DAYS	DAYS	DAYS	DAYS	TOTAL
TAXES PAYABLE
1.	FEDERAL	$0	$0	$0	$0	$0
2.	STATE	$0	$0	$0	$0	$0
3.	LOCAL	$0	$0	$0	$0	$0
4.	OTHER (ATTACH LIST)	$960	$15,699	$11,236	$0	$27,895
5.	TOTAL TAXES PAYABLE	$960	$15,699	$11,236	$0	$27,895

6.	ACCOUNTS PAYABLE	$265,929	$981,996	$321,473	$7,933	$1,577,331

STATUS OF POSTPETITION TAXES	MONTH: December 2007

		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**	$0	$10,402	$10,402	$0
2.	FICA-EMPLOYEE**	$0	$7,300	$7,300	$0
3.	FICA-EMPLOYER**	$0	$7,300	$7,300	$0
4.	UNEMPLOYMENT	$0	$7	$7	$0
5.	INCOME	$0	$0	$0	$0
6.	OTHER (ATTACH LIST)	$0	$0	$0	$0
7.	TOTAL FEDERAL TAXES	$0	$25,009	$25,009	$0
STATE AND LOCAL
8.	WITHHOLDING	$0	$2,686	$2,686	$0
9.	SALES	$0	$0	$0	$0
10.	EXCISE	$0	$0	$0	$0
11.	UNEMPLOYMENT	$0	$68	$68	$0
12.	REAL PROPERTY	$0	$0	$0	$0
13.	PERSONAL PROPERTY	$0	$0	$0	$0
14.	OTHER (ATTACH LIST)	$0	$0	$0	$0
15.	TOTAL STATE & LOCAL	$0	$2,754	$2,754	$0
16.	TOTAL TAXES	$0	$27,763	$27,763	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

ACCRUAL BASIS-5
2007

CASE NAME: Kitty Hawk, Inc.

CASE NUMBER:	07-44537

The debtor in  possession must complete the reconciliation below for each bank account, including all  general,  payroll and  tax accounts, as well as all savings and investment accounts, money market accounts, certificates of  deposit,  government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if  necessary.

BANK RECONCILIATIONS	MONTH: December 2007

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	Capital One	N/A	N/A
B.	ACCOUNT NUMBER:	3620477825
C.	PURPOSE (TYPE):	Depository
1.	BALANCE PER BANK STATEMENT	$68,853			$68,853
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$0			$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$(83)			$(83)
5.	MONTH END BALANCE PER BOOKS	$68,770	$0	$0	$68,770
6.	NUMBER OF LAST CHECK WRITTEN	None

INVESTMENT ACCOUNTS

		DATE OF	TYPE OF	PURCHASE	CURRENT
		PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.	N/A
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH — END OF MONTH				$68,770

Monthly Operating Report

ACCRUAL BASIS-6
2007

CASE NAME: Kitty Hawk Ground, Inc.

CASE NUMBER:	07-44537

MONTH: December 2007
PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS  DEFINED IN SECTION  101 (31) (A)-(F)  OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.  ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.).  ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

		TYPE OF	AMOUNT	TOTAL PAID
NAME		PAYMENT	PAID	TO DATE
1.	Gary Jensen	Salary, Expense Reports	$3,258	$34,027
2.	Mark Lasky	Salary, Expense Reports	$0	$12,078
3.	Dan Yongue	Salary, Expense Reports	$3,943	$25,292
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$7,201	$71,397

PROFESSIONALS

DATE OF COURT
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	TOTAL INCURRED
NAME		PAYMENT	APPROVED	PAID	TO DATE	& UNPAID*
1.	See Case #07-44536, Kitty Hawk, Inc.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

		SCHEDULED	AMOUNTS
		MONTHLY	PAID	TOTAL
		PAYMENTS	DURING	UNPAID
NAME OF CREDITOR		DUE	MONTH	POSTPETITION
1.	AICCO, cancelled during 12/07	$106,001	$0	$212,002
2.	Crown Credit, cancelled during 12/07	$12,474	$0	$24,948
3.	Other Facility leases cancelled 11/07
4.
5.
6.	TOTAL	$118,475	$0	$236,950

Monthly Operating Report

ACCRUAL BASIS-7
2007

CASE NAME: Kitty Hawk Ground, Inc.

CASE NUMBER: 07-44537

MONTH: December 2007
QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?	X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?		X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?	X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?	X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

1 — Misc equipment sold when locations closed i/a/w de minimis asset sale motion approved by the Court

7, 8,10 — DIP order in place with Laurus does not allow post-petition payments after 10/29 until Laurus is paid in full; expect payments to resume in 1/08

4 — Payment made on accrued vacation balances in accordance with first day orders.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.  ATTACH ADDITIONAL SHEETS IF NECESSARY.

See summary of policies below for status.

INSTALLMENT PAYMENTS

TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY
Cargo Liability	The Hanover Insurance Group	6/1/07 – 5/31/08		$49,538.50 Annual — paid in full
General Liability	Chubb	6/1/07 – 5/31/08		$45,004 Annual — paid in full
Commerical Umbrella	Lexington	6/1/07 – 5/31/08	cancelled	$48,684.11, monthly financed
Auto Physical Damage	Lloyd’s of London	6/1/07 – 5/31/08		$14,000 (est), monthly
Workers Compensation	American Home Assurance	6/1/07 – 5/31/08	cancelled	$57,316.96, monthly financed
Business Auto	American Home Assurance	6/1/07 – 5/31/08		$42,259 Annual — paid in full
Trucker Liability	American Home Assurance	6/1/07 – 5/31/08	cancelled	$63,829, monthly

Footnotes Supplement

ACCRUAL BASIS-7
2007

CASE NAME: Kitty Hawk Ground, Inc.

CASE NUMBER: 07-44537
MONTH: November 2007

Accrual Basis	Line
Form Number	Number	Footnote/Explanation
3	8	All available cash received into each subsidiary cash account was transferred to paydown the Laurus Master Fund Secured Debt at Kitty Hawk, Inc. (Case #07-44536)

3	31	All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. disbursement accounts (Case #07-44536)

4	6	All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. All reserves are recorded at Inc. and pushed down to Inc.’s subsidiaries as deemed necessary. (Case #07-44536)

6	Secured Notes

AICCO finance agreement was cancelled when underlying insurance policies were cancelled; pending Stipulation with Court; Crown Credit — all forklifts were returned mid November 2007, waiting final administrative claim to make payment

1	14	The intangible assets were written down to zero once operations ceased.

3	15

Cash receipts collected was automatically transferred to Laurus Master Fund to paydown revolver until paid in full on 12/07; afterwards, cash receipts tranferred directly to Kitty Hawk, Inc. (Case #07-44536)

4	AR - 7	Total Accounts Receivable does not agree to Accrual Basis — 1, line 4 due to Accrued Accounts Receivable balance at the end of the reporting cycle, $199,280.

CASE NAME:  Kitty Hawk Ground, Inc.

CASE NUMBER:  07-44537

Details of Other Items

	December 2007
ACCRUAL BASIS — 1

8. OTHER (ATTACH LIST)	267,378	Reported
A/R — 401(k)	(119)
A/R — Owner/Operator	22,902
A/R — Employees	3,488
A/R — Payroll Advance	(101)
A/R — Other	40,887
Deposits	200,321
	267,378	Detail
	0	Difference

14. OTHER ASSETS, NET OF AMORTIZATION	0	Reported
Non compete — Scherer	0
Non compete — Bonino	0
Goodwill — ACT	0
Intangibles — Customer List	0
Intangibles — Trade Name	0
	0	Detail
	0	Difference

22. OTHER (ATTACH LIST)	17,322,289	Reported
General Accrued AP	544,054
Intercompany Payables	16,784,249
Accrued Wages	(5,575)
Accrued 401(k) contribution	(439)
	17,322,289	Detail
	0	Difference
ACCRUAL BASIS — 2

13. OTHER OPERATING EXPENSE	32,758	Reported
Trucking expense	(906)
Driver Wages	2,015
Dispatch Wages	7,032
Truck Lease	15,548
Allocation to Cargo	0
Fuel	(5,834)
Truck Maintenance	835
Freight Handling Wages	13,381
Freight Handling Contract Costs	0
Equipment Lease	0
Non-reorganization Professional Fees	0
Other support	687
	32,758	Detail
	0	Difference

16. NON-OPERATING INCOME (ATT. LIST)	374	Reported

Interest income	374

	374	Detail
	0	Difference

17. NON-OPERATING EXPENSE (ATT. LIST)	23,757	Reported

Loss on Sale of Assets	23,757

	23,757	Detail
	0	Difference
ACCRUAL BASIS — 3

8. OTHER (ATTACH LIST)	(927,796)	Reported
Transfer to Kitty Hawk, Inc. (Case 07-44536)	(927,796)
	(927,796)	Detail
	0	Difference
ACCRUAL BASIS — 4

Aging of Post-petition Taxes	27,895	Reported
Accrued franchise taxes	960
O/O Fuel Tax	2,100
Fuel Tax	24,835

	27,895	Detail
	0	Difference